IDT Corporation

(NYSE: IDT, IDT.C)

Investor Presentation

October 20, 2010

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's and its divisions' future performance;
- projections of IDT's and its divisions' results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of IDT's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in IDT's periodic filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of IDT's current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

IDT is a diversified holding company with core holdings in telecom and retail energy, supplemented by growth opportunities in technology and oil shale

- Publicly traded on the NYSE (NYSE: IDT; IDT.C)
- Global presence: ~1,200 employees on 6 continents
- Revenues exceeded $1.4 billion in FY 2010
- FY 2010 Free Cash Flow of $48 million
- Strong Balance Sheet
  - ~$235 million in cash and marketable securities
  - Over $180 million in shareholders' equity

- Founded by Howard Jonas in 1990 based on pioneering automated international call-back technology
- IPO in 1996; listed on the NYSE in 2001
- Sold Net2Phone, a VoIP pioneer, to an AT&T led consortium for $1.1 billion in 2000
- Incubated and monetized innovative businesses, i.e., Net2Phone, IDT Entertainment, Corbina, Toucan
- **Became largest provider of prepaid calling cards and leading carrier of international voice traffic**
- **Entered retail energy in 2004. IDT Energy has since become the largest independent energy supplier in NY State's residential market**
- **Began oil shale projects in Colorado and Israel in 2008**
- **Undertook company-wide turn-around program in FY 2008**
- **Achieved bottom line profitability in FY 2010**

Beginning in the second half of FY 2008, IDT implemented a successful turn-around program with the following four objectives as its foundation:

- Reduce corporate overhead
- Divest non-core assets
- Streamline operations in core businesses
- Invest prudently in a select few growth initiatives

Strong Bottom Line Improvement

Net Income Up $244 Million Since FY 2008

(USD in millions)	FY 08	FY 09	FY 10
Revenue	$1,725.7	$1,507.7	$1,401.4
Direct cost	$1,364.8	$1,160.1	$1,110.7
Gross Profit	$360.9	$347.5	$290.7
Gross margin %	*20.9%*	*23.1%*	*20.7%*
Total SG&A	$434.1	$298.1	$230.4
Adjusted EBITDA	($73.2)	$49.5	$60.3
Income (loss) from operations	($183.3)	($43.3)	$32.2
Net income (loss)	**($224.3)**	**($155.4)**	**$20.3**


IDT Corp
IDT Telecom
Genie Energy
Telecom Platform Services
Consumer Phone Services
IDT Energy
Genie Oil & Gas
All Other
Israel Energy Initiative (IEI)
American Shale Oil (AMSO)
Zedge
Fabrix

Integrated product and distribution company built around network accessible services

Distribution	Products	Market Presence
Retail	Minutes	US and Canada
Carriers	Int'l mobile top-up	Europe
Direct to Consumer	Alternate line residential telephony	Central and South America
Resellers and Agents	Bank products	Asia
Cable Operators		Africa
		Middle East
		Australia

TPS Distribution

Retail

- Leverage robust prepaid platform and distribution network
- Target immigrant communities via established calling card brands
- Market gift cards through chain retail outlets
- Launch new products such as International Mobile Top-Up (IMTU)


Mexico
Coca-Cola
jetBlue


PennyTalk


BOSS
U.S.A.

Carriers

- Provide wholesale telecommunications voice services
- Purchase ILD minutes for all IDT businesses
- Maintain over 800 IP and TDM interconnects
- Established market presence in 6 continents

Direct to Consumer

- Flagship product is "Pennytalk" rechargeable calling card sold via online and offline media

Resellers

- Market voice and other products to small telecom operators worldwide

Cable Operators

- Provide turnkey, VoIP-based telephony solutions

IDT Telecom - Platform Services


Minutes
(in billions)
22
20
18
16
14
12
10
2009
2010


Revenue
(in millions)
1,100
900
700
500
2009
2010


Deferred Revenue
(in millions)
75
70
65
60
55
50
2009
2010


Gross Profit
(in millions)
250
200
150
100
2009
GM = 21.8%
2010
GM = 19.1%


SG&A
(in millions)
220
200
180
160
140
120
100
2009
2010


Adjusted EBITDA
(in millions)
36
34
32
30
28
26
24
22
20
2009
2010

Improving Financial Performance

(USD in millions)	1Q10	2Q10	3Q10	4Q10	FY 10	FY 09
Revenue	$275.2	$290.4	$291.3	$299.7	$1,156.7	$1,183.5
Direct Cost	$227.9	$239.2	$238.7	$244.0	$949.9	$943.4
Gross Margin %	17.2%	17.6%	18.1%	18.6%	17.9%	20.3%
Total SG&A	$42.9	$42.3	$42.5	$44.4	$172.0	$209.8
Adjusted EBITDA	**$4.4**	**$8.9**	**$10.1**	**$11.3**	**$34.8**	**$30.3**


Revenue and Gross Margin Growth
Throughout Fiscal 2010
Revenue
(USD in millions)
$310
$300
$290
$280
$270
$260
20.0%
19.0%
18.0%
17.0%
16.0%
Gross Margin %
Revenue
Gross Margin %
1Q10
2Q10
3Q10
4Q10

Legacy Business Continues to Generate Cash

- Resells landline telephony service
  - Within Verizon footprint - local and long distance bundle
  - Nationally – long distance only
- Launched LD service in 2000. 700k customers at peak
- Entered bundled market in 2003. Predicated on UNE-P regulations requiring ILECs to resell local access
- Business put in harvest mode in 2005 when UNE-P overturned
- FY 2010 revenue of $37.2M vs $53.7M in FY 2009
- FY 2010 Adjusted EBITDA of $12.7M vs $19.1M in FY 2009

(USD in millions)	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	FY 10	FY 09
Revenue	$335.5	$308.1	$288.8	$304.7	$285.6	$300.3	$300.0	$308.0	$1,193.8	$1,237.1
Direct Cost	$265.4	$238.6	$225.0	$237.9	$232.2	$243.8	$242.8	$247.3	$966.2	$966.8
Gross Margin %	20.9%	22.6%	22.1%	21.9%	18.7%	18.8%	19.1%	19.7%	19.1%	21.8%
Total SG&A	$62.4	$53.2	$53.5	$51.8	$45.0	$44.4	$44.6	$46.3	$180.2	$220.9
SG&A as a % of revenue	*18.6%*	*17.3%*	*18.5%*	*17.0%*	*15.7%*	*14.8%*	*14.9%*	*15.0%*	*15.1%*	*17.9%*
Adjusted EBITDA	$7.8	$16.3	$10.3	$15.0	$8.3	$12.1	$12.6	$14.4	$47.4	$49.4
CAPEX	$2.3	$2.5	$4.3	$3.6	$2.3	$1.8	$1.5	$1.5	$7.1	$12.7
Adj. EBITDA Less CAPEX	**$5.5**	**$13.8**	**$6.0**	**$11.3**	**$6.0**	**$10.3**	**$11.1**	**$12.9**	**$40.3**	**$36.7**

Overview

What we've done

- Completed major restructuring and cost cutting program
- Bought out partner in US distribution
- Modernized proprietary network platform

What we're doing now

- Pursuing a top-line growth strategy
- Investing in distribution channels
- Marketing and developing products to leverage network platform

IDT Energy is an energy services company (ESCO)

- Purchases and resells energy (electricity & gas) to end users
- Delivery and billing remains within control of incumbent utility

Risk Averse Business Model

- Focused on residential and small business customers
  - Variable customer pricing - no long term contracts
  - Naturally short position enables it to buy in the spot market and price accordingly
- Favorable ESCO regulatory environment
  - Guaranteed receivables with no recourse – POR program
  - Liquid and transparent wholesale commodity market
  - Monthly market based utility rates

Volatile energy and capital markets are pressuring competitors

- Increased capital requirements restrict competitors
- ESCOs with fixed rate products facing margin deterioration
- Struggling ESCOs might present acquisition opportunities

Deregulating markets provide growth opportunities

- Began pilot program in NJ and PA in Summer 2010

Served 369,000 meters at July 31, 2010

(USD in millions)	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10	FY 10	FY 09
Revenue	$67.2	$93.9	$66.7	$37.0	$40.3	$60.7	$53.8	$46.5	$201.4	$264.7
Direct Cost	$47.0	$71.1	$46.9	$27.6	$25.7	$44.4	$38.1	$35.3	$143.5	$192.5
Gross Margin %	30.1%	24.3%	29.7%	25.3%	36.3%	26.9%	29.1%	24.0%	28.7%	27.3%
Total SG&A	$9.0	$6.4	$6.9	$4.3	$4.1	$4.5	$5.7	$5.5	$19.8	$26.7
Adjusted EBITDA	**$11.1**	**$16.5**	**$12.8**	**$5.0**	**$10.5**	**$11.9**	**$9.9**	**$5.7**	**$38.0**	**$45.5**

Seasonal but Consistently Profitable


Adjusted EBITDA (USD in millions)
20
15
10
5
-
40.0%
35.0%
30.0%
25.0%
20.0%
Gross Margin
Adjusted EBITDA
Gross Margin
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 50% owned by IDT & 50% by Total, S.A.
- IDT to operate during pre-commercial phase
- Total to fund the majority of R&D expenditures, provide technical expertise, and operate commercial project
- Lease provides 160 acres for developing and testing in-situ technologies
- Successful demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~ 10 billion boe total in place of which ~ 2 billion boe in place is within the target illite oil shale layer.
- Commercial production target 100,000 bbl per day for 25+ years


Piceance Basin
0
15
Miles
Shell
2.5
2.0
AMSO Preference-Right Area
Chevron
1.5
1.0
0.5
Resource quality, in millions of barrels per acre

AMSO PROJECT TIMELINE


2008-2011
2011-2014
2015-2017
2018 and on
Characterize Site
Design Pilot
Conduct Pilot
Design Semi-Works
Conduct Semi-Works
Develop conversion application
Support commercial conversion and permitting
Refine process
Evaluate options
Engineering/Design
Commercial Operations
Conduct supporting experiments and modeling
Develop downhole burners
Demonstrate CO_2 sequestration

Israel Energy Initiatives (IEI) is licensed to characterize oil shale in Israel

- IEI is majority owned by IDT
- License includes 238 sq. km in south of Hashfela region
- Estimated 40 billion recoverable boe in license area
- IEI must obtain all required permits and approvals
- Upon conclusion of successful pilot and declaration of discovery, IEI entitled to long term commercial lease


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Tel-Aviv
Glilot
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat
IEI License Area

IEI PROJECT TIMELINE

2009-2011	2011-2012	2012-2015	2016 and on
Geological Survey	Pilot	Demo	Commercial Operations
Conduct comprehensive geological survey	Design, construct and operate a pilot facility Production of ~500+ barrels in total Demonstrate technology and attain "discovery" under the Israeli Petroleum Law, prerequisite to apply for a lease	Construct design and operate demo facility Up to 2,000 bpd steady state production at 2013	Scale up to full commercial operations Potential for 1 million bbl/day

Strategic Advisory Board

Members advise Genie management on strategic, financial, operational, and public policy matters related to Genie's oil shale ventures

- **Dr. Alan Burnham** - Chief Technology Officer of AMSO
- **Dick Cheney** - former VPOTUS and former President and CEO of Halliburton
- **Rupert K. Murdoch** - Founder and Chairman of News Corp.
- **Wes Perry** - Chairman of Genie Energy and founder and President of EGL resources
- **Eugene Renna** - former EVP at ExxonMobil, former President & COO of Mobil
- **Dr. Allan Sass** - former President and CEO of Occidental oil shale
- **Michael Steinhardt** - legendary investor and noted philanthropist
- **Steven Trauber** - head of energy investment banking at Citi
- **Dr. Harold Vinegar** - former chief scientist at Royal Dutch Shell

ZEDGE: www.zedge.net

- One of the world's largest mobile content sharing platforms with 30 million unique visitors per month
- Has four different access points: website, mobile site, touch screen site, Android app
- Contains over 5 million pieces of content, with approximately 4 million daily downloads
- Strong monthly visitor growth rate (5% to 10% range)
- Currently, cash flow break-even with a monthly revenue run rate of ~ $240,000


ZEDGE

Fabrix licenses a video software platform to provide remote storage DVR capabilities and intelligent, high throughput content distribution. Supported applications include:

- Remote Storage DVR / Network Personal Video Recorder
- Video on Demand
- Trick play / Time shifting
- TV Anywhere
- Targeted advertising, splicing / ad insertion

Value proposition: cost, performance, flexibility and capabilities

- Open architecture running on commercial off-the-shelf equipment
- Takes advantages of the advances in grid and cloud computing
- High throughput ingest and streaming

Prospective customers include cable operators, telcos & over-the-top providers

- Addressable market of $3B in the US over next 5 years

Recently signed with a major MSO supporting its cloud based DVR offering

- IDT Spectrum: Holds 649 FCC licenses of fixed wireless spectrum including:
  - 39 GHz licenses providing ubiquitous national coverage
  - 28 GHz licenses covering major metropolitan areas
- Net2Phone IP
- Oil Shale IP

IDT Opportunity

Strong, liquid balance sheet (see Appendix)
- Cash and marketable securities in excess of $10/share
- Minimal goodwill & intangible assets
- Mainly mortgage debt

Core businesses are growing and generating Free Cash Flow
- Approximately $85M in free cash flow during FY2010
- IDT Telecom - 3 consecutive quarters of revenue, GM%, and Adjusted EBITDA growth
- IDT Energy - Expanding geographically. Currently testing NJ & PA

Near and long term upside from investment businesses
- Short term - Zedge, Fabrix
- Long term - oil shale ventures in Colorado (AMSO) and Israel (IEI)

Track record of value creation
- Spin-offs, asset monetization, and pure plays

APPENDIX

IDT Corporation

Financial Overview by Business Unit

(USD in millions)	FY 09	FY 10
Revenue		
IDT Telecom	$1,237.1	$1,193.8
IDT Energy	$264.7	$201.4
All Other	$5.8	$6.3
Total	**$1,507.7**	**$1,401.4**
Direct Cost		
IDT Telecom	$966.8	$966.2
IDT Energy	$192.5	$143.5
All Other	$0.7	$1.0
Total	**$1,160.1**	**$1,110.7**
Gross Margin %		
IDT Telecom	21.8%	19.1%
IDT Energy	27.3%	28.7%
All Other	87.3%	83.8%
Total	**23.1%**	**20.7%**
Total SG&A		
IDT Telecom	$220.9	$180.2
IDT Energy	$26.7	$19.8
Genie Oil & Gas	$6.4	$6.5
All Other	$15.6	$12.1
Corporate	$28.4	$11.8
Total	**$298.1**	**$230.4**
Adjusted EBITDA		
IDT Telecom	$49.4	$47.4
IDT Energy	$45.5	$38.0
Genie Oil & Gas	($6.4)	($6.5)
All Other	($10.5)	($6.8)
Corporate	($28.4)	($11.8)
Total	**$49.5**	**$60.3**

Balance Sheet Overview

(USD in millions)	FY 09	FY 10
Cash, marketable securities and short term investments	$189.2	$235.3
Accounts receivable	$138.7	$105.2
Other current assets	$35.0	$40.6
Assets of discontinued operations	$18.8	-
Total current assets	**$381.7**	**$381.1**
Property, plant and equipment, net	$129.1	$96.9
Intangible assets and goodwill	$22.6	$22.1
Investments and other assets	$26.2	$17.7
Total assets	**$559.6**	**$517.8**
Accounts payable, accrued expenses & income taxes payable	$234.0	$209.1
Debt payable	$7.9	$6.7
Deferred revenue	$67.5	$69.2
Liabilities of discontinued operations	$5.5	-
Total current liabilities	**$314.9**	**$285.0**
Long term debt	$48.5	$34.0
Other liabilities	$16.8	$12.8
Total liabilities	**$380.2**	**$331.8**
Noncontrolling interests	$3.1	$2.2
Shareholders' equity	$176.3	$183.8
Total liabilities & equity	**$559.6**	**$517.8**

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA and Free Cash Flow, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, bad debt expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) impairments, (3) restructuring charges, and (4) loss on disposal of businesses, and deduct (1) gains on settlements and other, net, (2) gain on sale of interest in AMSO, LLC, and (3) arbitration award income. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2010, fiscal 2009 and fiscal 2008 periods.

Management believes that IDT's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of IDT's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. While IDT's business may be capital intensive, IDT has significantly reduced its capital expenditures to date and going forward intends to incur capital expenditures at the reduced levels. Accordingly, IDT's telecommunications network is less costly than in the past, therefore exclusion of depreciation and amortization charges from IDT's operating results is a useful indicator of its current performance.

The impairments and restructuring charges are also excluded in the calculation of Adjusted EBITDA. Impairments are primarily dictated by events and circumstances outside the control of management that trigger an impairment analysis. Restructuring charges are reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, restructuring charges are decreasing and are expected to remain at the reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

(continued on next page)

Reconciliation of Non-GAAP Financial Measures, continued from previous page

Finally, the gains on settlements and other, net in the third and fourth quarters of fiscal 2010, the gain on the sale of an interest in AMSO, LLC in the third quarter of fiscal 2009, the arbitration award income in the first quarter of fiscal 2008, and the loss on disposal of businesses in the fourth quarter of fiscal 2008, which are components of income (loss) from operations, are excluded from the calculation of Adjusted EBITDA. Although IDT sells or disposes of businesses and sells interests in businesses from time-to-time and has a number of matters under litigation, such sales, disposals and/or settlements do not occur each quarter nor are they part of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, bad debt expense and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

IDT's measure of Free Cash Flow is derived from its statement of cash flows and is computed as net cash provided by (used in) operating activities less capital expenditures. Management believes Free Cash Flow provides investors with an important perspective on IDT's cash available to service debt and IDT's ability to make strategic acquisitions and investments, maintain its capital assets, repurchase its common stock and fund ongoing operations. As a result, Free Cash Flow is a significant measure of IDT's ability to generate long-term value. Management believes the presentation of Free Cash Flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. In addition, management believes that Free Cash Flow is a primary measure used externally by investors, analysts and peers for purposes of valuation and comparing IDT's operating performance to the performance of other companies in the telecommunications and energy industries.

Since Free Cash Flow is not a measure of performance calculated in accordance with GAAP, Free Cash Flow should not be considered in isolation of, or a substitute for, or superior to, net income as an indicator of operating performance or net cash provided by (used in) operating activities as a measure of liquidity. IDT's measure of Free Cash Flow may not be comparable to similarly titled measures used by other companies. In addition, Free Cash Flow does not represent residual cash available for discretionary use, since various non-discretionary expenditures, such as distributions to noncontrolling interests, repayments of capital lease obligations and repayments of borrowings are not deducted from IDT's measure.

Following are reconciliations of Adjusted EBITDA and Free Cash Flow to the most directly comparable GAAP measure for both IDT's reportable segments and for IDT on a consolidated basis.

Reconciliation of Non-GAAP Financials

IDT Consolidated Financial Overview
Page 6

	FY 08	FY 09	FY 10
Adjusted EBITDA	$ (73,211)	$ 49,485	$ 60,346
Subtract (add):			
Depreciation and amortization	63,852	47,698	33,426
Impairments	24,831	38,351	(86)
Restructuring charges	34,872	9,332	4,927
Arbitration award	(40,000)	-	-
(Gains) losses on settlements and other,	9,569	(2,598)	(10,084)
Income (loss) from operations	$ (166,335)	$ (43,298)	$ 32,163

TPS
Page 11

	1Q 10	2Q 10	3Q 10	4Q 10	FY 10	FY 09
Adjusted EBITDA	$ 4,438	$ 8,924	$ 10,138	$ 11,267	$ 34,767	$ 30,260
Subtract (add):						
Depreciation and amortization	8,354	7,341	6,528	6,998	29,220	42,164
Impairments	28	(29)	5	4	9	29,063
Restructuring charges	(60)	638	820	163	1,561	4,799
Gains on settlements and other, net	-	-	(10,000)	(418)	(10,418)	-
Income (loss) from operations	$ (3,884)	$ 974	$ 12,785	$ 4,520	$ 14,395	$ (45,766)

IDT Telecom - Consumer Phone Services
Page 12

	FY 10	FY 09
Adjusted EBITDA	$ 12,658	$ 19,106
Subtract:		
Depreciation and amortization	110	479
Restructuring charges	63	-
Income from operations	$ 12,485	$ 18,627

IDT Telecom Financial Overview
Page 13

	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10	3Q 10	4Q 10	FY 10	FY 09
Adjusted EBITDA	$ 7,772	$ 16,280	$ 10,343	$ 14,971	$ 8,346	$ 12,104	$ 12,604	$ 14,372	$ 47,425	$ 49,366
Subtract (add):										
Depreciation and amortization	11,404	10,771	9,865	10,604	8,386	7,368	6,555	7,022	29,330	42,643
Impairments	-	13	29,039	11	28	(29)	5	4	9	29,063
Restructuring charges	(780)	4,670	301	607	(60)	638	820	226	1,624	4,799
Gains on settlements and other, net	-	-	-	-	-	-	(10,000)	(418)	(10,418)	-
Income (loss) from operations	$ (2,852)	$ 826	$ (28,862)	$ 3,749	$ (8)	$ 4,127	$ 15,224	$ 7,538	$ 26,880	$ (27,139)

IDT Energy Financial Overview
Page 16

	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10	3Q 10	4Q 10	FY 10	FY 09
Adjusted EBITDA	$ 11,149	$ 16,470	$ 12,848	$ 5,039	$ 10,522	$ 11,868	$ 9,942	$ 5,667	$ 37,998	$ 45,505
Subtract:										
Depreciation and amortization	30	30	30	30	28	24	20	13	86	118
Restructuring charges	15	-	-	8	-	63	-	36	99	23
Income from operations	$ 11,104	$ 16,440	$ 12,818	$ 5,001	$ 10,494	$ 11,781	$ 9,922	$ 5,618	$ 37,813	$ 45,364

Financial Overview by Business Unit
Page 27

FY 2009

	IDT Telecom	IDT Energy	Genie Oil & Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 49,366	$ 45,505	$ (6,430)	$ (10,533)	$ (28,423)	$ 49,485
Subtract (add):						
Depreciation and amortization	42,643	118	-	3,666	1,271	47,698
Impairments	29,063	-	-	9,288	-	38,351
Restructuring charges	4,799	23	-	898	3,612	9,332
(Gain) on settlements and other, net	-	-	(2,598)	-	-	(2,598)
Income (loss) from operations	$ (27,139)	$ 45,364	$ (3,832)	$ (24,385)	$ (33,306)	$ (43,298)

FY 2010

	IDT Telecom	IDT Energy	Genie Oil & Gas	All Other	Corporate	Total
Adjusted EBITDA	$ 47,425	$ 37,998	$ (6,481)	$ (6,824)	$ (11,772)	$ 60,346
Subtract (add):						
Depreciation and amortization	29,330	86	-	2,968	1,042	33,426
Impairments	9	-	-	(95)	-	(86)
Restructuring charges	1,624	99	-	32	3,172	4,927
(Gains) losses on settlements and other,	(10,418)	-	-	334	-	(10,084)
Income (loss) from operations	$ 26,880	$ 37,813	$ (6,481)	$ (10,063)	$ (15,986)	$ 32,163

IDT Consolidated - Free Cash Flow
Page 3

		FY 10
Free Cash Flow (FCF)	$	47,893
Add: Capital expenditures		8,310
Net cash provided by operating activities	$	56,203

Investment Considerations
Page 25

	FY 10
IDT Telecom - net cash flows from operations	63,904
IDT Energy - net cash flows from operations	27,812
	91,716
Capital expenditures from Telecom & Energy	(7,212)
Free cash flow from core businesses	84,504

IDT Corporation